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                                                                    Exhibit 4.3

IT STAFFING LTD.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM
TEN ENT
JT TEN
tenants in common
tenants by the entireties
joint tenants with right of
survivorship and not as tenants
in common
UNIF GIFT MIN ACT-D                     Custodian

                                                      (Cust)
(Minor)
                                 under Uniform Gifts to Minors
                                 Act
                                                                         (State)

Additional abbreviations may also be used though not in the above list. For Value Received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:

SIGNATURE MUST CORRESPOND IN EVERY PARTICULAR WITH HOLDER'S NAME ON FACE OF CERTIFICATE AND IF PRESENTED IN CANADA MUST BE GUARANTEED BY A CANADIAN CHARTERED BANK, MAJOR CANADIAN TRUST COMPANY, OR MEMBER OF A RECOGNIZED SIGNATURE GUARANTEE PROGRAM, OR, IF PRESENTED FOR TRANSFER IN THE UNITED STATES, SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN THE SIGNATURE GUARANTEED MEDALLION PROGRAM) PURSUANT TO THE S.E.C. RULE 17A(d)-15.

THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE HAVE RIGHTS, PRIVILEGES, RESTRICTIONS OR CONDITIONS ATTACHED THERETO. THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS AND SERIES AND WILL FURNISH TO A SHAREHOLDER, ON DEMAND AND WITHOUT CHARGE, A FULL COPY OF THE TEXT OF (i) THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO EACH CLASS AUTHORIZED TO BE ISSUED AND TO EACH SERIES IN SO FAR AS THE SAME HAVE BEEN FIXED BY THE DIRECTORS, AND (ii) THE AUTHORITY OF THE DIRECTORS TO FIX THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS OF SUBSEQUENT SERIES.



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IT STAFFING LTD.
CUSIP 450672 10 0
SEE REVERSE FOR
CERTAIN DEFINITIONS
THIS CERTIFIES THAT
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE OF IT STAFFING LTD.

(hereinafter called the "Corporation"). The shares evidenced by this certificate are transferable only on the stock transfer books of the Corporation by the holder hereof, in person or by attorney, upon surrender of the certificate properly endorsed.

IN WITNESS WHEREOF the Corporation has caused this certificate to be executed by the signatures of its duly authorized officers and has caused its facsimile seal to be hereunto affixed.

Dated:

SECRETARY
PRESIDENTCOUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(JERSEY CITY, NJ)
TRANSFER AGENT
AND REGISTRAR
BY

AUTHORIZED OFFICER